EXHIBIT 32.1


CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Steven B. Solomon certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of CT Holdings Enterprises, Inc. on Form 10-KSB for the year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of CT Holdings Enterprises, Inc.


  By: /s/ STEVEN B. SOLOMON
  -------------------------
  Name: Steven B. Solomon
  Title: President and Chief Executive Officer
  April 17, 2006


I, Richard Connelly certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of CT Holdings Enterprises, Inc. on Form 10-KSB for the year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of CT Holdings Enterprises, Inc.


  By: /s/ RICHARD CONNELLY
  ------------------------
  Name: Richard Connelly
  Title: Chief Financial Officer
  April 17, 2006